UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-04704

The Primary Trend Fund, Inc.
700 North Water Street
Milwaukee, WI  53202
 (Address of principal executive offices)

Arnold Investment Counsel Incorporated
700 North Water Street
Wisconsin, WI  53202
(Name and address of agent for service)

Registrant's telephone number, including area code: (414) 271-2726

Date of fiscal year end: June 30

Date of reporting period: June 30, 2008

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ANNUAL REPORT

The Primary
Trend Fund

MILWAUKEE, WISCONSIN
JUNE 30, 2008

MESSAGE TO SHAREHOLDERS…

“Housing stocks peaked in 2005 and have been in a severe bear market.  Retailers and restaurant stocks have experienced nasty, incessant declines since early 2007.  The financials, a leading indicator of stock market health, have imploded up and down the list. …  To us, this is symptomatic of a recession in 2008…and why we have transitioned from a bull to bear. … The credit crisis will continue to weigh heavily – like a ball and chain around the ankles of this market.  Headlines will remain the catalyst du jour for the market’s daily direction, but our focus is on the long-term trends.”

The Primary Trend Fund
December 31, 2007 – Semiannual Report

This news just in:  Apparently, we have entered the realm of bear market territory.  The popular averages such as the Dow Jones Industrial Average and S&P 500 Composite have finally nose-dived beyond the magical “-20% threshold” that Wall Street uses to define a bear market.  This, in turn, has ignited print and on-air news media to force-feed us the doom and gloom that bear markets inevitably create for investors.

Investors have experienced a complete flip-flop in terms of performance this year relative to last year.  For the 12 months ended 6/30/08, the Dow Jones Industrial Average and S&P 500 Composite registered total returns of -13.26% and -13.12%, respectively.  However, the Value Line Average of nearly 1700 stocks returned -24.63%, proving that the pain was widespread.  In terms of style, growth handily beat value, as the S&P Growth Index returned -5.83% and the S&P Value Index returned -20.22% for the same one-year period.

For the 12 months ended 6/30/08, The Primary Trend Fund also was bruised by the bear market with a total return of -18.39%.

We are donning our rose-colored glasses, however, because we feel that with the major averages 23% off their October peaks, we are closer to the end of this bear market (in terms of price) than the beginning.  In fact, according to Leuthold Research, since 1900, the median bear market decline is 28%.  If this is an average bear market, we are into the eighth inning of a nine inning game.  History is not a Xerox machine, but some solace can be gleaned from this number crunching.

Inside the Portfolio
The quick and dirty as to why The Primary Trend Fund underperformed the S&P 500 Composite over the past year is this – we underweighted Energy, the best performing sector by far.  Crude oil’s unprecedented surge from $70 per barrel last summer to nearly $150 per barrel recently AND the climb in natural gas from $6 per million cubic feet (mcf) to nearly $14 per mcf “fueled” huge rallies in every nook and cranny of the Energy sector.  With the stock market in the grip of a bear over the past year, the S&P Energy Index actually gained +23% from 6/30/07 through 6/30/08.  Our 5.2% exposure to Energy (BP and Occidental Petroleum) as of 6/30/07 was half of the market’s 11.2% weighting.  As our holdings moved higher as crude shot above $100 per barrel, we took profits in both.  Currently, as of 6/30/08, we have ZERO exposure to the Energy sector even as the S&P weighting now stands at 16.3%.  As value managers, we believe much of the good news is priced into oil and gas stocks and that the “bubble” in the underlying commodity is a risky proposition.  In addition, owning Energy stocks has become a very crowded trade – who is left to buy?  The trend has finally reversed here in early July and we suspect that oil will continue to drop, potentially creating some bargains in that sector later in the year – just not now.

In the face of the implosion in the entire Financials sector, we have doubled the portfolio’s exposure in Financials from 8.0% last year to 16.7% as of 6/30/08.  With the S&P Financials Index sporting the worst sector total return over

MESSAGE TO SHAREHOLDERS…(continued)

the past year of -42.36%, our decision to market-weight the Financials has been early with the benefit of hindsight.  Today’s subprime crisis has infected many loan portfolio tiers of commercial banks, savings & loans (S&Ls), mortgage lenders and investment banks.  While today’s catalysts are different, the systemic damage is the same as during the 1990 S&L Crisis – huge write-offs, solvency issues, bankruptcies, and even some quasi “runs on the banks.”  The 1990 crisis created a tremendous long-term buying opportunity in Financials.  We believe the uncertainty and fear enveloping this industry is much more damaging currently than the actual mark-to-market write-downs – and this is creating some intriguing long-term values in this sector.  We have added Citigroup, JPMorgan Chase, Merrill Lynch and Wells Fargo to the portfolio.  Unlike the Energy stocks, it is difficult to find investors who are bullish on Financials.  Maybe not all, but much of the bad news is discounted … and climactic selling has punctuated this group.  This is definitely NOT a crowded trade and bodes well for these stocks going forward.

It is arguable whether we are in a recession or not at this point, but the economic pain is quite obvious regardless of the statistics massaged by economists.  Since the stock market is a discounting mechanism, when in a slowdown (or recession) it is imperative to invest for recovery, not look in the rearview mirror.  We have increased our exposure to the Consumer Discretionary sector to 15.5%, double that of the S&P 500’s weighting of 7.8%.  Our initial investment in homebuilders such as D.R. Horton, KB Home and Toll Brothers was premature, but we believe that these well-capitalized builders will take advantage of the carnage in the industry and snap up market share as this residential real estate cycle bottoms.  Undervalued and unloved restaurant stocks are making an encore appearance in the portfolio (2.9%) with the recent purchases of an old favorite, Darden Restaurants, and a new bargain, Starbucks Corp.

At 10.7% of the portfolio, Information Technology is just over half of the S&P 500’s weight of 19.7%.  Deep discount value is hard to come by in this sector, but we believe the two juggernauts, Intel and Microsoft, as well as Intuit, will reward Fund shareholders over the next couple of years.

The Fund’s portfolio continues to carry a heavy cash balance of 17.2% and has risen slightly in July as we took profits in takeover-target Anheuser-Busch.  We fully expect to funnel this cash into undervalued equities as this bear market winds itself down in the remaining months of 2008.  Retail, capital goods and even some more financials are likely purchase targets during our next shopping spree.

Darkest Before the Dawn
It wasn’t that long ago that the Dow was above 14,000 and Wall Street had delusional thoughts that the subprime crisis would be contained.  In fact, the peak for the major market averages was on October 9, 2007, when the Dow Jones Industrial Average closed at 14,164.53.  A toxic cocktail of sluggish economic growth (if not outright recession), rising unemployment, inflation rearing its ugly head and a financial “house of cards” has mothballed any thoughts of all-time highs in the stock market averages.  In fact, investors are just hoping that the Dow can find some footing near the 11,000 level.

The 2007-08 stock market environment has been littered with “black swans,” or negative events that are extremely difficult to predict.  Each “black swan” has also marked a short-term low in the market.  Last August, it was the bankruptcy of Countrywide Credit; in January it was Société Générale; the March low coincided with the Bear Stearns bailout; and most recently, the double-whammy of the $40-billion IndyMac failure and the Fannie Mae/Freddie Mac crisis engendered a climactic sell-off.

We don’t take these “black swan” events lightly; however, we do believe they are conditioning both the institutional and individual investor to expect more and more bad news – which is exactly why any modicum of good news could

MESSAGE TO SHAREHOLDERS…(continued)

propel stock prices higher.  With all of the bad news hitting the headlines on a daily basis, it’s difficult for investors to sink their teeth into the good news that does exist:

1.
Valuations on the S&P 500 Index are no longer elevated.  At a normalized price-to-earnings (P/E) ratio of 17x, the stock market in general is back at median valuation levels that typically coincide with limited downside risk.

2.	Interest rates across the entire yield curve are still near multi-year lows. Bernanke and the Fed have been accommodative, which historically has fueled new bull cycles.

3.	If we are in a recession, the stock market typically sniffs that out and rebounds 6-9 months ahead of time.

4.
Investor psychology is in the tank.  Investors Intelligence figures show that bearishness is near 50% – extreme high levels not seen since the mid-1990s.  From a contrarian’s perspective, that is good news and bullish.

There is plenty to be discouraged about as well, but we suspect the majority of the bad news is known and already discounted at these levels in the stock market.  A year from now, we believe we’ll look back at today’s equity climate and realize that Energy stocks were unsustainably high and bank stocks were ridiculously low – not exactly popular opinion at the moment.

As Baron Rothschild once said:  “The best time to buy is when there’s blood in the streets.”  No doubt, Wall Street is hemorrhaging.  When emotions rule the day, taking a long-term perspective is paramount.

All of us at Arnold Investment Counsel appreciate your continued investment in the Fund and the trust you place in us and in our value-oriented investment philosophy.  We look forward to the bull market that lies ahead.

Sincerely,

Lilli Gust	Barry S. Arnold
President	Vice President
Chief Investment Officer

Summary of Investments by Sector (Unaudited)		Top Ten Equity Holdings (Unaudited)
	Percent of		Percent of
Sector	Investment Securities	Security	Investment Securities
Short-term (cash)	17.2%	Microsoft Corp.	5.0%
Financials	16.7%	Eli Lilly & Co.	4.8%
Consumer Discretionary	15.5%	Kraft Foods, Inc.	4.3%
Consumer Staples	14.0%	Intel Corp.	3.9%
Health Care	12.5%	Waste Management, Inc.	3.9%
Information Technology	10.7%	J.P. Morgan Chase & Co.	3.8%
Industrials	9.9%	General Electric Co.	3.7%
Utilities	2.8%	Johnson & Johnson	3.5%
Materials	0.7%	Pfizer, Inc.	3.2%
Energy	0.0%	Home Depot, Inc.	3.1%
Total Investments	100.0%	Total	39.2%

Expense Example (Unaudited)
For the Six Months Ended June 30, 2008

As a shareholder of the Primary Trend Fund, you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

	Beginning	Ending	Expenses paid
	account value	account value	during period
	1/1/08	6/30/08	1/1/08-6/30/08[1]
Actual	$1,000.00	$865.20	$8.83
Hypothetical (5% return before expenses)	1,000.00	1,015.53	9.54

1
Expenses are equal to the Fund’s annualized expense ratios (1.90% for the Trend Fund), multiplied by the average account value over the period, and multiplied by 0.4973 (to reflect 182 days in the period, divided by 366 days in the fiscal year).

Portfolio of Investments
As of June 30, 2008

The Primary Trend Fund

		Market
Shares		Value
	COMMON STOCKS – 79.9%
	Consumer Discretionary – 15.0%
	Home Construction – 6.3%
45,000	D.R. Horton, Inc.	$488,250
23,000	KB Home	389,390
10,000	Toll Brothers, Inc.*	187,300
		1,064,940
	Hotels Restaurants & Leisure – 2.8%
10,000	Darden Restaurants, Inc.	319,400
10,000	Starbucks Corp.*	157,400
		476,800
	Media – 2.9%
25,000	CBS Corp., Class B	487,250
	Specialty Retail – 3.0%
22,000	Home Depot, Inc.	515,240
	Total Consumer Discretionary	2,544,230
	Consumer Staples – 13.5%
	Beverages – 7.3%
8,000	Anheuser-Busch Companies, Inc.	496,960
9,000	Coca-Cola Co.	467,820
10,000	Pepsi Bottling Group, Inc.	279,200
		1,243,980
	Food & Staples Retailing – 2.0%
6,000	Wal-Mart Stores, Inc.	337,200
	Food Products – 4.2%
25,000	Kraft Foods, Inc., Class A	711,250
	Total Consumer Staples	2,292,430
	Financials – 16.0%
	Commercial Banks – 4.3%
17,000	Marshall & Ilsley Corp.	260,610
20,000	Wells Fargo & Co.	475,000
		735,610

See notes to financial statements.

Portfolio of Investments (continued)
As of June 30, 2008

The Primary Trend Fund (continued)

		Market
Shares		Value
	COMMON STOCKS – 79.9% (continued)
	Financials – 16.0% (continued)
	Diversified Financial Services – 6.0%
25,000	Citigroup, Inc.	$419,000
18,000	J.P. Morgan Chase & Co.	617,580
		1,036,580
	Insurance – 3.8%
5,000	Allstate Corp.	227,950
6,000	PartnerRe Ltd.	414,780
		642,730
	Investment Brokers – 1.9%
10,000	Merrill Lynch & Co., Inc.	317,100
	Total Financials	2,732,020
	Health Care – 12.1%
	Health Care Providers & Services – 1.0%
30,000	Tenet Healthcare Corp.*	166,800
	Pharmaceuticals – 11.1%
17,000	Eli Lilly & Co.	784,720
9,000	Johnson & Johnson	579,060
30,000	Pfizer, Inc.	524,100
		1,887,880
	Total Health Care	2,054,680
	Industrials – 9.6%
	Aerospace & Defense – 2.2%
6,000	United Technologies Corp.	370,200
	Commercial Services & Supplies – 3.8%
17,000	Waste Management, Inc.	641,070
	Industrial Conglomerates – 3.6%
23,000	General Electric Co.	613,870
	Total Industrials	1,625,140
	Information Technology – 10.3%
	Application Software – 1.6%
10,000	Intuit, Inc.*	275,700

See notes to financial statements.

Portfolio of Investments (continued)
As of June 30, 2008

The Primary Trend Fund (continued)

		Market
Shares		Value
	COMMON STOCKS – 79.9% (continued)
	Information Technology – 10.3% (continued)
	Semiconductors – 3.8%
30,000	Intel Corp.	$644,400
	Software – 4.9%
30,000	Microsoft Corp.	825,300
	Total Information Technology	1,745,400
	Materials – 0.7%
	Paper & Forest Products – 0.7%
5,000	International Paper Co.	116,500
	Utilities – 2.7%
	Water Utilities – 2.7%
28,333	Aqua America, Inc.	452,478
	Total Common Stocks
	(Cost $14,990,128)	13,562,878

Principal
Amount
	SHORT-TERM INVESTMENTS – 16.6%
	Variable Rate Demand Notes – 16.6%
$2,808,647	US Bank Demand Note, 2.23%(a)	2,808,647
	Total Short-Term Investments
	(Cost $2,808,647)	2,808,647
	TOTAL INVESTMENTS – 96.5%
	(Cost $17,798,775)	16,371,525
	Other Assets less Liabilities – 3.5%	587,293
	NET ASSETS – 100.0%	$16,958,818

*	Non-income producing.
(a)	Variable rate security; the coupon rate shown represents the rate at June 30, 2008.

See notes to financial statements.

Statement of Assets And Liabilities
June 30, 2008

The Primary
Trend Fund
Assets:
Investments, at Value (Note 2a):
Common Stocks	$13,562,878
Short-Term Investments	2,808,647
Total Investments (Cost $17,798,775)	16,371,525
Receivable for Investments Sold	688,745
Dividends Receivable	26,100
Interest Receivable	5,664
Capital Shares Receivable	378
Prepaid Expenses and Other Assets	13,627
Total Assets	17,106,039

Liabilities:
Payable for Investments Purchased	96,460
Accrued Investment Advisory Fees	10,893
Professional Fees	20,062
Transfer Agent Fees	7,500
Administration and Accounting Fees	4,037
Other	8,269
Total Liabilities	147,221
Net Assets	$16,958,818

Shares Outstanding	1,600,795
Net Asset Value, Offering and Redemption Price Per Share	$10.59
Net Assets Consist of:
Capital Stock ($0.01 par value, 30,000,000 shares authorized)	$17,144,899
Accumulated Undistributed Net Investment Income	112,495
Accumulated Undistributed Net Realized Gain on Investments	1,128,674
Net Unrealized Depreciation of Investments	(1,427,250)
Net Assets	$16,958,818

See notes to financial statements.

Statement of Operations
For the year ended June 30, 2008

The Primary
Trend Fund
Income:
Dividends	$448,140
Interest	145,834
Total Income	593,974

Expenses:
Investment Advisory Fees (Note 3)	150,942
Shareholder Servicing Costs	49,680
Administration and Accounting Fees	47,897
Professional Fees	45,044
Printing & Postage	18,557
Registration Fees	15,982
Directors	8,000
Custodial Fees	5,039
Pricing	3,397
Insurance	3,355
Other	1,500
Total Expenses	349,393
Net Investment Income	244,581
Net Realized Gain on Investments	1,529,130
Change in Net Unrealized Depreciation of Investments	(5,713,590)
Net Realized and Unrealized Loss on Investments	(4,184,460)
Net Decrease in Net Assets From Operations	$(3,939,879)

See notes to financial statements.

Statements of Changes in Net Assets

	The Primary
	Trend Fund
	Year Ended	Year Ended
	June 30,	June 30,
	2008	2007
Operations:
Net Investment Income	$244,581	$249,940
Net Realized Gain on Investments	1,529,130	1,727,779
Change in Net Unrealized
Appreciation (Depreciation) of Investments	(5,713,590)	1,029,544
Net Increase (Decrease) in Net Assets from Operations	(3,939,879)	3,007,263

Distributions to Shareholders:
From Net Investment Income	(264,301)	(326,388)
From Net Realized Gains	(1,956,319)	(843,044)
Decrease in Net Assets from Distributions	(2,220,620)	(1,169,432)

Fund Share Transactions:
Proceeds from Shares Sold	403,173	3,671,744
Reinvested Distributions	2,061,707	1,085,219
Cost of Shares Redeemed	(2,043,011)	(1,098,968)
Net Increase in Net Assets
from Fund Share Transactions	421,869	3,657,995
Total Increase (Decrease) in Net Assets	(5,738,630)	5,495,826

Net Assets:
Beginning of Year	22,697,448	17,201,622
End of Year	$16,958,818	$22,697,448

Accumulated Undistributed Net Investment Income at End of Year	$112,495	$132,236

Transactions in Shares:
Sales	31,152	260,791
Reinvested Distributions	162,683	84,370
Redemptions	(166,193)	(81,466)
Net Increase	27,642	263,695

See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the years ended June 30:

	2008	2007	2006	2005	2004
The Primary Trend Fund
Per Share Operating Performance
Net Asset Value, Beginning of Year	$14.43	$13.14	$13.01	$13.09	$11.30
Net Investment Income	0.15	0.17	0.22	0.08	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(2.60)	2.02	0.56	0.44	1.86
Total from Investment Operations	(2.45)	2.19	0.78	0.52	1.91
Less Distributions:
From Net Investment Income	(0.16)	(0.25)	(0.11)	(0.06)	(0.03)
From Net Realized Gains	(1.23)	(0.65)	(0.54)	(0.54)	(0.09)
Total Distributions	(1.39)	(0.90)	(0.65)	(0.60)	(0.12)
Net Increase (Decrease)	(3.84)	1.29	0.13	(0.08)	1.79
Net Asset Value, End of Year	$10.59	$14.43	$13.14	$13.01	$13.09
Total Investment Return	(18.39)%	17.56%	6.26%	4.27%	17.05%
Ratios and Supplemental Data
Net Assets, End of Year (in thousands)	$16,959	$22,697	$17,202	$17,206	$16,714
Ratio of Net Expenses to Average Net Assets	1.71%	1.56%	1.53%	1.48%	1.49%
Ratio of Net Investment Income to Average Net Assets	1.20%	1.33%	1.74%	0.67%	0.39%
Portfolio Turnover	75.8%	41.5%	28.9%	37.5%	31.7%

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2008

1.	Organization

The Primary Trend Fund, Inc. (“Trend Fund”), a Wisconsin Corporation, began operations on September 15, 1986. The Trend Fund is registered under the Investment Company Act of 1940, as amended, as an open-end diversified investment management company.  The Trend Fund seeks capital growth and income.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

a.
Securities listed on a national securities exchange are valued at the last sale price.  Securities that are traded on the NASDAQ National Market or the NASDAQ Smallcap Market are valued at the NASDAQ Official Closing Price.  If no sale is reported, the average of the last bid and asked prices is used.  Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices.  Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors.  Securities with maturities of 60 days or less are valued at amortized cost.

b.
Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

c.
No provision for federal income taxes has been made since the Fund has elected to be taxed as a regulated investment company and intends to distribute its net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

d.
Dividends from net investment income are declared and paid at least annually by the Trend Fund.  Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.

The tax character of distributions paid during the fiscal years ended June 30, 2008 and 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$383,193	$477,184
Net long term capital gains	1,837,427	692,248
Total taxable distributions	2,220,620	1,169,432
Total distributions paid	$2,220,620	$1,169,432

For the year ended June 30, 2008, the Fund designated $1,837,427 as long-term capital gain distributions for purposes of the dividends paid deduction.

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2008

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	Investment Advisory Fees and Management Agreements

The Fund has an agreement with Arnold Investment Counsel, Inc. (the “Adviser”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser. Under the terms of the agreement, the Adviser receives from the Trend Fund a monthly fee at an annual rate of 0.74% of its average daily net assets. The agreement further stipulates that the Adviser will reimburse the Fund for annual expenses exceeding 2.0% of the Fund’s average daily net asset value. There were no such reimbursements necessary for the year ended June 30, 2008.

4.	Purchases and Sales of Securities

Total purchases and sales of securities, other than short-term investments, for the Fund for the year ended June 30, 2008 were as follows:

Purchases	$12,859,786
Sales	13,007,152

5.	Tax Information

At June 30, 2008, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $17,798,775 for the Fund was as follows:

Unrealized appreciation	$1,156,139
Unrealized depreciation	(2,583,389)
Net depreciation on investments	$(1,427,250)

As of June 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$112,495
Undistributed long-term capital gains	1,128,674
Accumulated earnings	1,241,169
Unrealized appreciation/(depreciation)	(1,427,250)
Total accumulated earnings/(deficit)	$(186,081)

Effective December 31, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” a clarification of FASB Statement No. 109, Accounting for Income Taxes.  FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  FIN 48 was applied to all open tax years as of the effective date.  The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2008

As of and during the year ended June 30, 2008, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2004.

6.	New Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.”  The Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements.  The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.  Management has recently begun to evaluate the application of the Statement to the Fund, and is not in a position at this time to evaluate the significance of its impact, if any, on the Fund’s financial statements.

In addition, in February 2007, FASB issued “Statement of Financial Accounting Standard No. 159, The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management has recently begun to evaluate the application of the Statement to the Fund, and is not in a position at this time to evaluate the significance of its impact, if any, on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
The Primary Trend Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Primary Trend Fund, Inc. (the “Fund”), as of June 30, 2008, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2007, and the financial highlights for the periods indicated prior to June 30, 2008, were audited by other auditors, who expressed unqualified opinions on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the Fund’s custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Primary Trend Fund, Inc. as of June 30, 2008, and the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio
August 21, 2008

Proxy Voting Policies and Procedures (Unaudited)

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-800-443-6544 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ended June 30, 2008, will be available without charge, upon request, by calling 1-800-443-6544 or by accessing the website of Securities and Exchange Commission.

Disclosure of Portfolio Holdings (Unaudited)

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Tax Designation (Unaudited)

For the year ended June 30, 2008, 100.00% of the dividends paid from net investment income, including short-term gains (if any), for the Trend Fund is designated as qualified dividend income.

For the year ended June 30, 2008, 100.00% of the dividends paid from net investment income, including short-term gains (if any), for the Trend Fund qualifies for the dividends received deduction available to corporate shareholders.

DIRECTORS AND OFFICERS (Unaudited)

Number of
		Term of	Principal	Funds	Other
	Position(s)	Office and	Occupation(s)	in Complex	Directorships
Name, Address	Held with	Length of	During Past	Overseen	Held
and age	the Fund	Time Served	5 Years	by Director	by Director
Independent Directors:

Clark Hillery	Director	Indefinite, until	Director of Team Services for	1	None
700 N. Water Street		successor elected	the Milwaukee Bucks
Milwaukee, WI 53202
Age: 58		10 years

William J. Rack	Director	Indefinite, until	Commercial Real Estate	1	None
700 N. Water Street		successor elected	Development and Leasing
Milwaukee, WI 53202
Age: 62		6 years

Interested Directors:

Barry S. Arnold	Director,	Indefinite, until	Portfolio Manager	1	Arnold Investment
700 N. Water Street	Vice President	successor elected			Counsel, Inc.
Milwaukee, WI 53202	and Secretary
Age: 43		11 years

Officer:

Lilli Gust	President,	N/A	Investment Adviser	1	Arnold Investment
700 N. Water Street	Treasurer				Counsel, Inc.
Milwaukee, WI 53202	and Chief
Age: 62	Compliance
Officer

Certain officer and directors of the Trust are affiliated with the Adviser.  None of these individuals receives a fee from the Trust for serving as an officer or director.  The independent directors’ remuneration for the Fund totaled $8,000 for the year ended June 30, 2008.

Additional information about the Fund’s Directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-443-6544.

FUND PERFORMANCE COMPARISON (Unaudited)

Average Annual Total Return
Fund Performance through June 30, 2008
	Primary Trend Fund	S&P 500®
2008 Year to Date	-13.48%	-11.91%
One Year	-18.39%	-13.12%
5 Years (annualized)	4.47%	7.58%
10 Years (annualized)	3.30%	2.88%
Since Inception (annualized)	7.15%	10.25%

The performance data quoted is past performance and past performance is no guarantee of future results.  Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be higher or lower than the performance quoted.  To obtain performance current to the most recent month-end, please call 1-800-443-6544.

The performance included in the table and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.  Total returns are based on net change in NAV assuming reinvestment of distributions.  As of June 30, 2007, the effective date of the most recent prospectus, the gross expense ratio for the Fund was 1.56%.

*
The S&P 500® Index is an unmanaged but commonly used measure of common stock total return performance.  The Fund’s total returns include operating expenses such as transaction costs and advisory fees which reduce total returns while the total returns of the Index do not.

(This Page Intentionally Left Blank.)

www.primarytrendfunds.com

INVESTMENT ADVISER
Arnold Investment Counsel Incorporated
700 North Water Street
Milwaukee, Wisconsin 53202
1-800-443-6544

OFFICERS
Lilli Gust, President and Treasurer
Barry S. Arnold, Vice President and Secretary

DIRECTORS
Barry S. Arnold
Clark J. Hillery
William J. Rack

ADMINISTRATOR
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

CUSTODIAN
U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-968-2122

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy, Suite 1100
Westlake, Ohio 44145

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Founding member of
100%	NO-LOAD TM MUTUAL FUND COUNCIL

Item 2.  Code of Ethics

The Registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer and principal financial officer.  A copy of the Code is filed as an exhibit to this Form N-CSR.  During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code.

Item 3.  Audit Committee Financial Expert

While The Primary Trend Fund, Inc. believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission.

Item 4.  Principal Accountant Fees and Services

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

(a) Audit Fees.
Fiscal year ended June 30, 2008	$13,000
Fiscal year ended June 30, 2007	$30,500

(b) Audit-Related Fees.
Fiscal year ended June 30, 2008	$0
Fiscal year ended June 30, 2007	$2,160

(c) Tax Fees.
Fiscal year ended June 30, 2008	$1,000
Fiscal year ended June 30, 2007	$1,000

(d) All Other Fees.
None.

(e)
(1) None.

(2) None.

(f) None.

(g) See item 4(c).

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

 Not applicable.

Item 11.  Controls and Procedures

(a)
The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected or were reasonably likely to materially affect Registrant’s internal control over financial reporting.

 Item 12.  Exhibits

(a)	Code of Ethics. Filed as an attachment to this filing.

(b)	Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Primary Trend Fund, Inc.

/s/Lilli Gust
Lilli Gust
Principal Executive Officer
September 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/Lilli Gust
Lilli Gust
Principal Executive Officer
September 3, 2008

/s/Lilli Gust
Lilli Gust
Principal Financial Officer
September 3, 2008